UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A (Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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M Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M FUND, INC.

August [28], 2009

Dear Policy Owner:

You are the owner of a variable life insurance or annuity policy, and some (or all) of your policy’s cash value is invested in M Fund, Inc.  Although your insurance company is the legal owner of those shares of M Fund, Inc., you have certain voting privileges with respect to the shares attributable to your policy’s cash value.  Accordingly, we are writing to ask for your vote approving certain items described in the enclosed proxy statement and as outlined, for your convenience, in this letter.  Your vote is extremely important, so we urge you to read all material carefully and vote your shares promptly.

There are two proposals:

1.     Election of the Current Directors of the M Fund, Inc.

You will find information about each Director’s experience and tenure in the proxy statement.  Shareholders are being asked to re-elect the current Directors because federal law requires that a certain percentage of Directors be elected by the shareholders.

2.              Approval of an Amendment to the Investment Advisory Agreement for the Turner Core Growth Fund

The Investment Advisory Agreement for the Turner Core Growth Fund is being amended to reflect an increase in the management fee for the Fund.  The amendment requires approval by the shareholders of the Fund.  In addition, we are also providing information on the change in sub-adviser for the Turner Core Growth Fund.  The Board of Directors of M Fund, Inc. approved the appointment of DSM Capital Partners LLC to replace Turner Investment Partners, Inc. as the sub-adviser of the Turner Core Growth Fund.  In addition, the Turner Core Growth Fund’s name will change and its sub-advisory fee will increase.

Remember—your vote counts!

We cannot overemphasize the importance of your vote, regardless of how many shares you own.  Voting promptly is also important.  If we do not receive enough votes, we will have to resolicit shareholders, which can be time consuming, expensive and may delay the meeting scheduled for October [12], 2009.  A proxy solicitation firm, Broadridge Financial Solutions, Inc., may call to remind you to return your proxy.

Vote by mail, via the internet, or by toll-free telephone.

You may vote by returning the enclosed proxy card.  A self-addressed, postage-paid envelope has been enclosed for your convenience.  You may also vote via the Internet or by calling a toll-free number from a touch-tone phone.  Please see your proxy card for more information and voting instructions.  If you do vote via the Internet or by phone, you do not need to mail your proxy card.  If you want to change your vote you may do so using the proxy card, telephone or the Internet.

Thank you for your cooperation in voting on these important proposals.  If you have questions, please call your financial adviser.  Or, if your questions relate specifically to the proxy matters, please call our service center representatives toll-free at 888-736-2878.

Sincerely,

/s/ Daniel Byrne

Daniel Byrne
President, M Fund, Inc.

M Fund, Inc.

Brandes International Equity Fund

Turner Core Growth Fund

Frontier Capital Appreciation Fund

Business Opportunity Value Fund

M Financial Plaza

1125 NW Couch Street, Suite 900

Portland, Oregon 97209

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

August [28], 2009

A special meeting (the “Meeting”) of the shareholders of Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Business Opportunity Value Fund (each a “Fund” and collectively, the “Funds”) will be held at 10:00 a.m. Pacific Time on October [12], 2009 at the offices of M Financial Investment Advisers, Inc. located at 1125 NW Couch Street, Suite 900, Portland, Oregon 97209 for the following purposes:

1.               To elect Directors of M Fund, Inc. (“Proposal 1”)

2.               To approve an amendment to the investment advisory agreement for Turner Core Growth Fund with M Financial Investment Advisers, Inc. (“Proposal 2”)

3.               To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on July 31, 2009 are entitled to notice of and to vote at the Meeting and any adjourned session.

By order of the Board of Directors,

DAVID LEES, Secretary and Treasurer

PLEASE RESPOND.  YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  PLEASE READ THE ENCLOSED PROXY STATEMENT.  SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO TELEPHONE AND INTERNET VOTING.  INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY CARD ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE.  IT IS IMPORTANT THAT THE PROXY CARD BE RETURNED PROMPTLY.

August [28], 2009

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.  Individual Accounts.  Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Accounts.  Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3.  All Other Accounts.  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration		Valid Signature

Corporate Accounts

(1)	ABC Corp.	ABC Corp.
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	John B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

Instructions for Voting by Telephone

Call 1-888-221-0697 and follow the simple instructions.  Have your proxy card ready.

You do not need to return your proxy card if you vote by telephone.

Instructions for Voting over the Internet

To provide voting instructions via the Internet follow the four easy steps below.

1.                                       Read the accompanying proxy information and proxy card.

2.                                       Go to www.proxyweb.com.

3.                                       Enter the “CONTROL NO.” from the upper right hand corner of your proxy card.

4.                                       Follow the simple online instructions.

You do not need to return your proxy card if you vote via the Internet.

PROXY STATEMENT

M Fund, Inc.

Brandes International Equity Fund

Turner Core Growth Fund

Frontier Capital Appreciation Fund

Business Opportunity Value Fund

M Financial Plaza

1125 NW Couch Street, Suite 900

Portland, Oregon 97209

The Board of Directors of M Fund, Inc. (the “Directors”) are soliciting proxies from the shareholders of Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Business Opportunity Value Fund (each a “Fund” and collectively, the “Funds”) in connection with a special meeting (the “Meeting”) of shareholders of the Funds.  The Meeting has been called to be held at 10:00 a.m. Pacific Time on October [12], 2009 at the offices of M Financial Investment Advisers, Inc. located at 1125 NW Couch Street, Suite 900, Portland, Oregon 97209.  The Meeting notice, this Proxy Statement and proxy card are being sent to shareholders of record as of July 31, 2009 (the “Record Date”) beginning on or about August [28], 2009.  Please read this Proxy Statement and keep it for future reference.

Each Fund has previously sent its annual report dated December 31, 2008 and its semiannual report dated June 30, 2008 to its shareholders.  A copy of each Fund’s most recent annual report and semiannual report may be obtained without charge by writing to M Fund, Inc. at the address set forth above or by calling (888) 736-2878.  In addition, each Fund’s most recent annual report and semiannual report are available on its website at www.mfin.com.  (Click on “Products/Services,” then on “M Fund, Inc.” and then “Annual Report” or “Semi Annual Report”.)

The only items of business that the Directors expect will come before the Meeting are (Proposal 1) the election of Directors and (Proposal 2) the approval of an amendment to the investment advisory agreement between M Financial Investment Advisers, Inc. and M Fund, Inc. on behalf of Turner Core Growth Fund.

Applicable Proposals:
Fund	Proposal 1	Proposal 2
Brandes International Equity Fund	X
Turner Core Growth Fund	X	X
Frontier Capital Appreciation Fund	X
Business Opportunity Value Fund	X

PROPOSAL 1: ELECTION OF DIRECTORS

Background

The purpose of this proposal is to elect a Board of Directors for M Fund, Inc. (the “Company”).  Pursuant to the provisions of Company’s current Articles of Incorporation, the Directors have determined that the number of Directors shall be fixed at six.  It is intended that the persons named as proxies will vote in favor of the election of all of the six nominees listed below, unless such authority has been withheld.  Should the nominees be elected, each nominee’s term of office will be until his or her successor is elected and qualified.  If a nominee should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion, or the Directors may vote to fix the number of Directors at fewer than six or to leave a vacancy in the Board.  The required vote is discussed below in “Other Information-Required Vote”.  All nominees named below are currently Directors of the Company and have served in that capacity continuously since originally elected or appointed.  None of the nominees are related to each other.  The nominees listed under “Nominees for Independent Director” are Independent Directors, that is they are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Company.  The nominee listed under “Nominee for Interested Director” is an “interested person,” as defined in the 1940 Act, of the Company by virtue of his ownership of M Financial Holdings Incorporated, which controls M Financial Investment Advisers, Inc. (“MFIA” or the “Adviser”).

Information about the Nominees

Set forth below are the names of the Nominees together with certain information about them.  The address of each Nominee is 1125 NW Couch St., Suite 900, Portland, OR 97209.

Nominees for Independent Director

Name and Date of Birth	Position(s) Held with Fund	Term of Office * and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Gerald Bidwell (Born: 6/6/42)	Director	Indefinite Thirteen Years	Retired. Through 2003, President and Chief Executive Officer, Bidwell & Co. (discount brokerage firm).	4	N/A
Neil E. Goldschmidt (Born: 6/16/40)	Director	Indefinite Thirteen Years	Retired. Through 2004, President, Neil Goldschmidt, Inc. (law firm).	4	N/A
Philip Halpern (Born: 7/19/54)	Director and Chairman of the Board	Indefinite Thirteen Years	Private Investor, from 2004 to present. Chairman of Investment Committee of Tellus, from 2008 to present. Chief Investment Officer, Tellus Asset Management from 2007 to 2008. Vice President and Chief Investment Officer, The University of Chicago, from 1998 to 2004.	4	N/A

Name and Date of Birth	Position(s) Held with Fund	Term of Office * and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Allan S. Bufferd (Born: 8/10/37)	Director and Audit Committee Chairman	Indefinite Three Years	Retired. Through 2006, Treasurer of The Massachusetts Institute of Technology. 2005-2006 President of Massachusetts Institute of Technology Investment Management Company.	4	City of London Investment Group; Och-Ziff Capital Management; Ram Re Holdings
Bruce W. Madding (Born: 7/02/51)	Director	Indefinite Less than one year**	Senior Vice President, Chief Financial Officer and Chief Financial Information Officer for the Henry J Kaiser Family Foundation from 1988 to present.	4	N/A

*In accordance with the Company’s current by-laws, each Director serves for an indefinite term until the date such Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Company’s Articles of Incorporation.

**Effective 1/1/09, Bruce W. Madding was added as a board member.

Nominee for Interested Director

Name and Date of Birth	Position(s) Held with Fund	Term of Office ** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Peter W. Mullin* (Born: 1/14/41)	Director	Indefinite Thirteen Years	Chairman, MullinTBG, Inc. (insurance agency).	4	Avery Dennison; Mrs. Fields Original Cookies, Inc.

*Mr. Mullin is deemed to be interested because, as of June 30, 2009, he owns or controls 27.9% of M Financial Holdings Incorporated, which controls MFIA, the Company’s Adviser.

**In accordance with the Company’s current by-laws, each Director serves for an indefinite term until the date such Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Company’s Articles of Incorporation.

If a vacancy exists on the Board of Directors for any reason, the remaining Directors will fill such vacancy by appointing another Director so long as, immediately after such appointment, at least two-thirds of the Directors have been elected by shareholders.  If, at any time, less than a majority of the Directors holding office has been elected by the shareholders, the Directors then in office will promptly call a shareholders’ meeting for the purpose of electing Directors. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Directors.  Therefore, re-electing the current directors will help allow the Board to appoint new directors to fill any vacancies that occur, and may reduce the need for, and avoid the expense of, future shareholder meetings and proxy solicitations.

The Board of Directors of the Company is currently composed of one interested and five Independent Directors. The Board of Directors held a total of four meetings during the fiscal year ended December 31, 2008.  All Directors attended at least 75% of the Board and relevant committee meetings held during the Company’s last fiscal year.

Information about the Officers

The table below provides certain information about the officers of the Company including their ages, positions, terms of office and length of time served, and principal occupations during the past five years.  The business address of each Officer is 1125 NW Couch St., Suite 900, Portland, OR 97209.

Name and Date Of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Daniel F. Byrne (Born: 10/27/56)	President	One Year Ten Years*

Senior Vice President, Chief Product & Technology Officer, M Financial Group; Director, M Financial Securities Marketing, Inc., M Financial Wealth Partners, Inc. and M Holding Securities, Inc.; President and Director, M Financial Investment Advisers, Inc.

JoNell Hermanson (Born: 7/25/59)	Vice President	One Year Two Years**

President of M Financial Wealth Partners, Inc., and M Financial Assets Management, Inc. 2008-present; Vice President of M Financial Group, Inc., 2004-present; Vice President, M Financial Investment Advisers, Inc.; Director of Product Development & Sales Support, M Financial Group, 1994-2004

David Lees (Born: 2/1/65)	Secretary and Treasurer	One Year Two Years	Accounting Director, M Financial Group; Secretary and Treasurer, M Financial Investment Advisers, Inc.
Shannon Hartwell (Born: 7/19/70)	Chief Compliance Officer	One Year Three Years	Chief Compliance Officer, M Financial Investment Advisers, Inc. 2006 — present; Corporate attorney, Perkins Cole, LLP 2000-2006

* Includes Mr. Byrne’s previous service as President of the Company from 1996-2005.

** Includes Ms. Hermanson’s previous service as Chief Compliance Officer of the Company from 2005-2006.

There is no family relationship between any of the Directors or Officers listed above.

No Independent Director or member of his immediate family has an ownership interest in any of the Adviser, principal underwriter, or any company directly or indirectly controlling or under common control with, the Adviser or underwriter.

Standing Board Committees

The Company has two standing Committees, the Audit Committee and the Nominating Committee.  The Audit and Nominating Committees were established by the Board at a meeting held on February 10, 2004.  Messrs. Bidwell, Madding, Goldschmidt, Halpern, and Bufferd are members of the Audit and Nominating Committees of the Board.  Mr. Bufferd is Chairman of the Audit Committee.  The Audit Committee operates under a written charter approved by the Board.  The purposes of the Audit Committee include overseeing the accounting and financial reporting processes of the Funds and the audits of the Funds’ financial statements.  Accordingly, the Committee assists the Board in its oversight of (i) the integrity of the Funds’ financial statements; (ii) the independent accountants’ qualifications and independence; and (iii) the performance of the independent accountants.  The Company’s Nominating Committee, among other things, nominates persons to fill vacancies on the Board.  The Nominating Committee does not have a procedure to consider nominees for the position of Director recommended by shareholders.  During the past calendar year, the Audit Committee met four times and the Nominating Committee met twice.

Ownership of Fund Shares

As of the date of this Proxy Statement, none of the Board Nominees is a beneficial owner of shares of a Fund. Beneficial ownership is defined to mean a direct or indirect pecuniary interest in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “Exchange Act”).

Director Compensation

The Company pays no compensation to its officers, other than the Chief Compliance Officer, or to its Directors who are Interested Directors.  Each Independent Director receives an annual retainer of $20,000 plus $1,500 per meeting of the Board that he attends.  Each member of the Audit Committee receives $1,500 per meeting of the Audit Committee that he attends.  The Chairman of the Board and Chairman of the Audit Committee each receive additional annual compensation of $10,000 annually.

The Company does not provide retirement or pension benefits to the Directors.

The following table sets forth information describing the compensation of each Director for his services for the year ended December 31, 2008.

Name of Person, Position	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of the Company’s Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Company and Fund Complex Paid to Directors
Peter W. Mullin Director	$0	$0	$0	$0
Gerald Bidwell Director	$32,000	$0	$0	$32,000
Neil E. Goldschmidt Director	$29,000	$0	$0	$29,000
Philip Halpern Director and Chairman of the Board	$42,000	$0	$0	$42,000
Allan S. Bufferd Director	$42,000	$0	$0	$42,000
Bruce Madding† Director	$0	$0	$0	$0

†Mr. Madding was appointed as a director effective January 1, 2009 and received no compensation from the Company in 2008.

Independent Registered Public Accounting Firm

At the regular meeting of the Board of Directors on March 12, 2009, Briggs, Bunting & Dougherty, LLP (“BBD”) was selected and approved by the Board of Directors of the Company to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2009.  If requested by any Shareholder at a reasonable time before the Meeting, a Representative of BBD will be present by telephone at the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.  BBD is located at 1835 Market Street, 26th Floor, Philadelphia, PA 19103.

PricewaterhouseCoopers LLP (“PWC”), 125 High Street, Boston, MA 02110, served as the Funds’ independent registered public accounting firm for the fiscal year ended December 31, 2007 and the period January 1, 2008 through August 7, 2008 and audited the Funds’ financial statements for the fiscal year ended December 31, 2007.  BBD replaced PricewaterhouseCoopers LLP and served as the principal accountant for the Fund for the period August 7, 2008 through December 31, 2008.  BBD audited the Funds’ financial statements for the fiscal year ended December 31, 2008.

The following table sets forth the aggregate fees billed for professional services rendered to the Company by PWC for the fiscal year ended December 31, 2007 and by BBD for the fiscal year ended December 31, 2008.

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year ended December 31, 2007	$93,713	$0	$27,200	$0
Fiscal Year ended December 31, 2008	$74,000	$0	$10,500	$0

The aggregate fees billed by BBD for non-audit services rendered to the Company, the Company’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entities controlling, controlled by, or under common control with the Company’s investment adviser that provides ongoing services to the Company for the fiscal year ended December 31, 2008 were $10,500. The aggregate fees billed by PWC for non-audit services rendered to the Company, the Company’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entities controlling, controlled by, or under common control with the Company’s investment adviser that provides ongoing services to the Company for the fiscal years ended December 31, 2007 and December 31, 2008 were $129,109 and $30,172, respectively.  The aggregate amounts for PWC include estimated amounts for the non-audit fees of M Securities, Inc. (the Company’s principal underwriter) and MFIA.

Nomination and Election of Directors by Shareholders

The Articles of Incorporation do not provide for the annual election of Directors. However, in accordance with the 1940 Act, (i) the Company will hold a shareholders’ meeting for the election of Directors at such time as less than a majority of the Directors holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the Directors holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders.

Shareholder Communications with the Board

Shareholders wishing to submit written communications to the Board should send their communications to the Board of Directors, M Fund, Inc., 1125 NW Couch St., Suite 900, Portland, OR 97209.  Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” EACH NOMINEE.

PROPOSAL 2: APPROVAL OF AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT FOR THE
TURNER CORE GROWTH FUND

Overview and Related Information

On August 17, 2009, the Directors approved an amendment to the Investment Advisory Agreement with MFIA for the Turner Core Growth Fund to increase the management fee of the Fund (the “Amendment”).  The management fee is increasing to accommodate a change in the sub-adviser of the Turner Core Growth Fund as described later in this proxy statement.  Under the 1940 Act, an increase in the management fee of a fund is considered a material change and requires the approval of the shareholders of the fund.  After carefully considering a variety of factors (as described below under “Basis for Directors’ Approval of the Amendment”), the Directors voted on August 17, 2009 to approve the Amendment.  The Directors are recommending that shareholders of the Turner Core Growth Fund approve the Amendment.

Description of MFIA

MFIA is the investment adviser of the Turner Core Growth Fund.  MFIA is controlled by M Financial Holdings Incorporated, which owns 100% of the voting securities of MFIA.  MFIA was organized on September 11, 1995.  Although MFIA is not primarily responsible for the daily management of the Funds, it oversees the management of the assets of the Funds by each of the sub-advisers.  In turn, each sub-adviser is responsible for the day-to-day management of a specific Fund.

M Financial Holdings Incorporated does business under the name M Financial Group.  M Financial Group is engaged in providing product development and marketing support services for participating insurance agents, who, collectively, own a majority of the outstanding stock of M Financial Group.  As stockholders, they share in the profits of M Financial Group via periodic stock or cash dividends.  M Financial Group derives revenue from, among other things, investment advisory fees with respect to assets invested in the Company and receives from insurance carriers compensation based, in part, upon the volume of insurance premiums generated by its participating agents.  Clients should be aware that these direct and indirect compensation arrangements may create economic incentives which could influence recommendations for particular financial products or services (including the Funds).  These incentives include, but are not limited to, the following: (i) commissions or other compensation in respect of one particular financial service provider, product, investment, or service may exceed commissions or compensation payable in respect of a comparable provider, product or service; (ii) certain policy features or riders may involve commissions or compensation that differ from compensation payable in respect of “base” or standard contractual features; and (iii) products or services which provide revenue, including override commissions or potential reinsurance profits, to M Financial Group and could indirectly provide incentives to producers to recommend such products over similar products or services that do not provide revenue to M Financial Group.

Names, Addresses and Principal Occupations of Each Executive Officer and Each Director of MFIA

Name	Address	Principal Occupation
Michael J. Kiley	1125 NW Couch St., Suite 900, Portland, OR 97209	President and CEO, Chamberlain Group; and Director, MFIA.
Malcolm L. Cowen, II	1125 NW Couch St., Suite 900, Portland, OR 97209

President, Cornerstone Advisors Asset Management, Inc.; Board Member, Cornerstone Institutional Investors, Inc., Cornerstone Financial Consultants, Inc., and Cornerstone Advisors Asset Management, Inc.; and Director, MFIA.

Victor Palmieri	1125 NW Couch St., Suite 900, Portland, OR 97209	Retired; and Director, MFIA.
Morey Goldberg	1125 NW Couch St., Suite 900, Portland, OR 97209	Managing Director, CMS Companies; and Director, MFIA.
Lawton M. Nease, III	1125 NW Couch St., Suite 900, Portland, OR 97209	President, Nease, Lagana, Eden & Culley, Inc; and Director, MFIA.

Name	Address	Principal Occupation
Richard Mack	1125 NW Couch St., Suite 900, Portland, OR 97209	President, Mack Financial Group; and Director, MFIA.
Daniel Byrne	1125 NW Couch St., Suite 900, Portland, OR 97209

Senior Vice President, Chief Product & Technology Officer, M Financial Group; Director, M Financial Securities Marketing, Inc., M Financial Wealth Partners, Inc. and M Holding Securities, Inc.; President and Director, MFIA; President, M Fund, Inc.

JoNell Hermanson	1125 NW Couch St., Suite 900, Portland, OR 97209	President of M Financial Wealth Partners, Inc., and M Financial Assets Management, Inc.; Vice President of M Financial Group, Inc.; Vice President, MFIA and M Fund, Inc.
David Lees	1125 NW Couch St., Suite 900, Portland, OR 97209	Accounting Director, M Financial Group; Secretary and Treasurer, MFIA and M Fund, Inc.
Shannon Hartwell	1125 NW Couch St., Suite 900, Portland, OR 97209	Chief Compliance Officer, MFIA and M Fund, Inc.

Description of the Current Investment Advisory Agreement

MFIA has acted as adviser for the Turner Core Growth Fund (the “Fund”) since its inception, and currently acts as the Fund’s adviser pursuant to an investment advisory agreement dated September 1, 2001 (the “Current Advisory Agreement”).  The Directors of the Company approved the Current Advisory Agreement at a meeting held on November 20, 1995 and last approved the continuance of the Current Advisory Agreement at a meeting held on March 12, 2009.  The Current Advisory Agreement was last approved by the Fund’s shareholders on December 19, 1997.  The purpose of submission of the Current Advisory Agreement to shareholders at such time was due to a change in control of the Adviser, which resulted in the automatic termination of the previous investment advisory agreement.

Under the Current Advisory Agreement, MFIA assumes overall responsibility, subject to the ongoing supervision of the Company’s Board of Directors, for administering all operations of the Company and for monitoring and evaluating the management of the assets of the Fund by the sub-adviser.  MFIA provides or arranges for the provision of the overall business management and administrative services necessary for the Company’s operations and furnishes or procures any other services and information necessary for the proper conduct of the Company’s business.  MFIA also acts as liaison among, and supervisor of, the various service providers to the Company, including the custodian, transfer agent, administrator, and accounting services agent.  MFIA is also responsible for overseeing the Company’s compliance with the requirements of applicable law and with the Fund’s investment objective, policies, and restrictions.  The sub-adviser provides the day-to-day portfolio management for the Fund.

The Current Advisory Agreement provides that MFIA may render similar services to others (although there is no current intent for MFIA to do so) so long as the services that it provides to the Company are not impaired thereby.  The Current Advisory Agreement also provides that MFIA will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Company, except for (i) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties or obligations under the Current Advisory Agreement, and (ii) to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

Under the Current Advisory Agreement, MFIA receives a fee of 0.45% of the average daily net assets of the Turner Core Growth Fund.  MFIA retains 0.15% of the fee and the remaining amount is paid to the sub-adviser.

Description of the Amendment to the Investment Advisory Agreement

The terms of the Investment Advisory Agreement following the Amendment will be substantially similar to those of the Current Advisory Agreement, except that (a) the management fee for the Turner Core Growth Fund will increase; (b) all references to the Turner Core Growth Fund will change to M Fund Large Cap Growth Fund; and (c) the date of the Amendment will be different.  The form of Amendment is set forth in Appendix A to this Proxy Statement.  Descriptions of the Amendment are qualified in their entirety by reference to the full text of the Amendment as set forth in Appendix A.

The Amendment, which will take effect upon shareholder approval, provides that the Fund shall compensate MFIA at the annual rate of 0.65% of the first $50 million of the average daily net assets of the Fund, 0.60% of the next $50 million of the average daily net assets of the Fund, and 0.55% of the average daily net assets in excess of $100 million.  MFIA will retain the first 0.15% of the fee and pay the remainder to the sub-adviser.

The Amendment also provides that the name of the Turner Core Growth Fund will change to the M Large Cap Growth Fund following shareholder approval of the Amendment.

Comparison of Fee Rates under the Current Investment Advisory Agreement and the Amendment

The fee rates payable to MFIA under the Current Advisory Agreement are different than the fee rates payable to MFIA under the Amendment.  The table below sets forth the management fee rates payable to MFIA under the Current Advisory Agreement and the Amendment as a percentage of the average daily net assets of the Turner Core Growth Fund.

Management Fee Rates Payable to MFIA under the Current Investment Advisory Agreement	Management Fee Rates Payable to MFIA under the Amendment
0.45%	0.65% of the first $50 million
0.60% of the next $50 million
0.55% of amounts in excess of $100 million

Fees Paid Under the Current Investment Advisory Agreement and Amendment

For the fiscal year ended December 31, 2008, the Turner Core Growth Fund paid aggregate advisory fees of $621,301, $207,164 of such amount was payable to MFIA and the remainder ($414,137) was payable to the sub-adviser.  If the Amendment had been in place for the fiscal year ended December 31, 2008, the Turner Core Growth Fund would have paid aggregate advisory fees of $834,251, with $207,068 of such amount payable to MFIA and the remainder ($627,183) payable to the sub-adviser.

The table below provides the fees and expenses of the Turner Core Growth Fund under the Current Advisory Agreement in comparison to Fund fees and expenses under the Amendment.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Annual Fund Operating Expenses under Current Investment Advisory Agreement	Estimated Annual Fund Operating Expenses under the Amendment
Management Fee	0.45%	0.60%
Distribution (12b-1) Fee	None	None
Other Expenses*	0.25%	0.25%
Total Annual Fund Operating Expenses	0.70%	0.85%

* For the period from May 1, 2009 to April 30, 2010, the Adviser has contractually agreed to reimburse the Fund for certain operating expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund’s annualized average daily net assets.  Fees and expenses shown are for the year ended December 31, 2008.  Future fees and expenses may be different.

There are no fees or sales loads charged to your account when you buy or sell Fund shares.  The fee table above does not include the fees and charges associated with variable annuity or variable life insurance products, which are disclosed separately in the prospectuses for those products.  Fees and expenses for those products will typically include a sales load and/or a surrender charge as well as other charges for the insurance benefits.  The fee table above also does not include any fees and charges incurred with respect to qualified retirement plans.

Example

This example is intended to help you compare the cost of investing in the Turner Core Growth Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Turner Core Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a hypothetical 5% return each year and that the Turner Core Growth Fund’s operating expenses remain the same.  These expense examples do not reflect the fees and charges imposed by the applicable insurance company or retirement plan.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Example under Current Investment Advisory Agreement	Example under Amendment
1 year	$72	$87
3 years	$224	$271
5 years	$390	$471
10 years	$871	$1,049

In addition to the service as Adviser to the Turner Core Growth Fund, MFIA serves as investment adviser to the funds listed below:

Fund	Net Assets of the Fund as of June 30, 2009	Contractual Annual Rates of Compensation to MFIA (based on each Fund’s average daily net assets)
Brandes International Equity Fund	$279,137,677	1.10% of first $10 million 0.95% of next $10 million 0.75% of next $30 million 0.65% on amounts above $50 million
Frontier Capital Appreciation Fund	$123,147,062	0.90%
Business Opportunity Value Fund	$76,571,067	0.65% of first $50 million 0.60 of next $50 million 0.55% of next $100 million 0.50% on amounts above $200 million

Basis for Directors’ Approval of Amendment

The Directors approved the Amendment at their meeting held on August 17, 2009.  The Directors considered information provided by MFIA.  In considering whether to approve the Amendment, the Board of Directors, including the Independent Directors, did not identify any single factor as determinative.  Matters considered by the Directors, including the Independent Directors, in connection with their approval of the Amendment included the following:

Capability, Nature, Extent and Quality of Services.  The Board reviewed in detail the nature and extent of the services to be provided by MFIA under the terms of the Amendment.  The Board considered the experience of MFIA as an investment manager.  The Board concluded that the nature and extent of the services to be provided under the Amendment were reasonable and appropriate in relation to the advisory fees.  The Board also reviewed the personnel at MFIA responsible for providing advisory services to the Turner Core Growth Fund.  The Board concluded that MFIA has the necessary staff to manage the relationship with the Fund’s sub-adviser, the capability to continue to manage the Fund and that the information provided supported the approval of the Amendment.

Regulatory Compliance History.  The Board considered the regulatory compliance history of MFIA.  The Board concluded that the information provided supported the approval of the Amendment.

Investment Performance of the Fund.  The Board noted that investment performance for each Fund is primarily determined by the investment decisions of its sub-adviser.  The Board also noted that MFIA has the responsibility to manage each sub-advisory relationship and make decisions about when to recommend a change in sub-adviser.  The Board concluded that MFIA is appropriately managing the sub-advisory relationship and that the information provided supported the approval of the Amendment.

Advisory Fees Payable.  The Board considered the advisory fees that would be payable to MFIA.  The Board considered the profitability and fall-out benefits, if any, to be received by MFIA.  The Board used this information as a guide to help assess the reasonableness of the Fund’s proposed advisory fee.  The Board noted that MFIA has contractually agreed to reimburse the Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund’s annualized average daily net assets.  The Board concluded that the proposed management fees payable to MFIA were fair and reasonable and supported the approval of the Amendment.

Economies of Scale Realized as the Fund Grows.  The Board considered the benefit to investors of economies of scale.  The Board noted that the portion of the management fee retained by MFIA does not decrease at breakpoints, but instead remains fixed at 0.15% of the average daily net assets of the Turner Core Growth Fund.  The Board noted that as assets in the Company’s portfolios increase, fixed operating costs are spread over a larger asset base resulting in an overall reduced operating expense that is charged to shareholders.  The Board concluded that these economies of scale support the approval of the Amendment.

Operating Expenses of the Fund.  The Board reviewed the operating expenses of the Turner Core Growth Fund.  The Board noted that in addition to MFIA’s advisory fee, the Fund is also responsible for payment of (i) sub-advisory fees; and (ii) a portion of the Company’s operating expenses.  The Board noted that MFIA has contractually agreed to reimburse the Fund for expenses (other than advisory fees, brokerage or other portfolio transaction expenses for litigation, indemnification or other extraordinary expenses) to the extent that they exceed 0.25% of the Fund’s annualized average daily net assets.  The Board concluded that MFIA’s contractual obligation to limit operating expenses is in the best interests of shareholders.  The Board concluded that the operating expenses of the Fund will continue to be fair and reasonable and support the approval of the Amendment.

Brokerage Transactions.  The Board noted that the trading and execution for the Company’s portfolios is handled at the sub-adviser level.  The Board noted that the Company’s Chief Compliance Officer reviews the sub-adviser’s written policies and procedures for fair trading and best execution on an annual basis.  The Board also noted that it is presented with quarterly reports of the sub-adviser’s soft-dollar commission information and certifications that the soft dollar practices fall within the Section 28(e) safe harbor.  The Board concluded that this information supported the approval of the Amendment.

Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board concluded that it was in the best interest of the Turner Core Growth Fund to approve the Amendment.  The Directors also considered other factors, including the fact that the Fund would likely incur expenses including portfolio transaction expenses, in connection with the change in sub-adviser as described later in this Proxy Statement.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, the Directors, including the Independent Directors, concluded that the Amendment should be approved commencing upon shareholder approval.

THE DIRECTORS OF THE COMPANY RECOMMEND THAT THE SHAREHOLDERS OF TURNER CORE GROWTH FUND VOTE TO APPROVE THE AMENDMENT.

INFORMATION ON THE CHANGE IN SUB-ADVISER OF THE TURNER CORE GROWTH FUND

Overview and Related Information

On June 15, 2009, the Directors approved a new sub-advisory agreement for Turner Core Growth Fund between MFIA and DSM Capital Partners LLC (the “New Sub-Advisory Agreement”).  The Directors also approved a change in the name of Turner Core Growth Fund to M Large Cap Growth Fund (the “Fund”).

Turner Investment Partners, Inc. (“Turner”) currently serves as the sub-adviser of the Fund.  In determining to recommend the termination of Turner as sub-adviser to the Turner Core Growth Fund, MFIA considered, among other things, that Turner had been underperforming relative to its benchmark and also that several senior personnel had left the firm.  After considering a variety of potential sub-advisers, MFIA recommended the appointment of DSM Capital Partners, LLC (“DSM”) to assume responsibility for the day-to-day management of the Turner Core Growth Fund.  Upon the recommendation of MFIA and after carefully considering a variety of factors (as described below under “Basis for Directors’ Approval of the New Sub-Advisory Agreement”), the Directors voted on June 15, 2009 to terminate the sub-advisory agreement between MFIA and Turner and to approve the New Sub-Advisory Agreement.  Under the 1940 Act, a mutual fund generally cannot enter into an advisory contract, such as a New Sub-Advisory Agreement, unless the shareholders of that fund vote to approve the new agreement.  The Company has been granted an exemptive order by the Securities and Exchange Commission that allows the Adviser to enter into a new sub-advisory agreement without obtaining shareholder approval.  The New Sub-Advisory Agreement will become effective upon shareholder approval of the Amendment to the Advisory Agreement.

Description of the Investment Advisory Agreement

The investment advisory agreement with MFIA is described above under Proposal 2: “Description of the Current Investment Advisory Agreement” and that description is incorporated herein by reference.

Description of DSM

DSM, located at 320 East Main Street, Mount Kisco, NY 10549, is a Delaware limited liability corporation.  DSM is 100% employee-owned.  The control stock of DSM is equally held by the firm’s two founders.

Names, Addresses and Principal Occupations of Each Executive Officer and Each Director of DSM

Name	Address	Principal Occupation
Stephen E. Memishian	320 East Main Street Mount Kisco, NY 10549	Co-Founder, Co-Managing Member and Co-CIO
Daniel Strickberger	320 East Main Street Mount Kisco, NY 10549	Co-Founder, Co-Managing Member and Co-CIO

Description of the Current Sub-Advisory Agreement

MFIA has delegated its responsibility under the Investment Advisory Agreement to provide portfolio management services to the Turner Core Growth Fund to Turner pursuant to the Current Sub-Advisory Agreement.  The Directors approved the Current Sub-Advisory Agreement at a meeting held on November 20, 1995.  The Board approved the continuance of the Current Sub-Advisory Agreement at a meeting held on March 12, 2009.  The Current Sub-Advisory Agreement was last approved by the Fund’s shareholders on December 19, 1997.  The purpose of submission of the Current Sub-Advisory Agreement to shareholders at such time was due to MFIA’s change in control which resulted in the automatic termination of the previous sub-advisory agreement.  Under the terms of the Current Sub-Advisory Agreement, Turner was authorized to effect portfolio transactions for the Fund, using its own discretion and without prior consultation with MFIA.  Turner was also required to report periodically to MFIA and the Directors of the Company.

The Current Sub-Advisory Agreement provided for sub-advisory fees payable to Turner at an annual rate of 0.30% of the average daily net assets of the Fund.  For the fiscal year ended December 31, 2008, the sub-advisory fees paid to Turner for its services to the Fund under the Previous Sub-Advisory Agreement were $414,137.

Description of the New Sub-Advisory Agreement

The terms of the New Sub-Advisory Agreement are similar to those of the Current Sub-Advisory Agreement, except that (a) the sub-advisory fee has increased; (b) all references to Turner in the Current Sub-Advisory Agreement have been changed to DSM in the New Sub-Advisory Agreement; (c) all references to Turner Core Growth Fund in the Current Sub-Advisory Agreement have been changed to M Large Cap Growth in the New Sub-Advisory Agreement; and (d) the date of the New Sub-Advisory Agreement is different.  The form of New Sub-Advisory Agreement is set forth in Appendix B to this Proxy Statement.  Descriptions of the New Sub-Advisory Agreement are qualified in their entirety by reference to the full text of the Agreement as set forth in Appendix B.

The New Sub-Advisory Agreement, which will take effect upon shareholder approval of the Amendment to the Advisory Agreement, requires DSM to manage the investment and reinvestment of the assets of the Turner Core Growth Fund, subject to the supervision of MFIA.  Under the terms of the New Sub-Advisory Agreement, DSM is authorized to effect portfolio transactions for the Fund, using its own discretion and without prior consultation with MFIA.  DSM is required to report periodically to MFIA and the Directors of the Company.

The New Sub-Advisory Agreement provides that it will continue in effect for two years from the date of execution and thereafter from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or by the Board and (ii) the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval.  Any amendment to the New Sub-Advisory Agreement must be approved by MFIA and DSM and, if required by law, by a majority of the Independent Directors of the Company.  The New Sub-Advisory Agreement may be terminated (i) at any time without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund; (ii) on not more than 60 days’ or less than 30 days’ written notice the MFIA; or (iii) upon 90 days’ written notice by DSM.  The New Sub-Advisory Agreement will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

The New Sub-Advisory Agreement will automatically terminate if the Advisory Agreement is terminated.

The New Sub-Advisory Agreement provides that DSM shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Comparison of Fee Rates Under the Current and New Sub-Advisory Agreements

The sub-advisory fee rates payable to Turner under the Current Sub-Advisory Agreement are the different than the sub-advisory fee rates payable to DSM under the New Sub-Advisory Agreement.  The table below sets forth the sub-advisory fee rates payable to Turner under the Current Sub-Advisory Agreement and the sub-advisory fee rates payable to DSM under the New Sub-Advisory Agreement as a percentage of the average daily net assets of the Fund.

Sub-Advisory Fee Rates Payable to Turner under the Current Sub-Advisory Agreement	Sub-Advisory Fee Rates Payable to DSM under the New Sub-Advisory Agreement
0.30%	0.50% of the first $50 million 0.45% of the next $50 million 0.40% of amounts in excess of $100 million

Fees Paid Under the Current and New Sub-Advisory Agreements

Information about, and a comparison of, fees paid under the current and new sub-advisory agreements are provided above under Proposal 2: “Fees Paid Under the Current Investment Advisory Agreement and Amendment” and are incorporated herein by reference.

DSM does not serve as investment adviser or sub-adviser to any registered investment companies other than the proposed service to the Fund.  However, DSM does manage several separate accounts using their large cap growth strategy, which is the same strategy that will be used to manage the Fund.

Basis for Director’s Approval of New Sub-Advisory Agreement

The Directors approved the New Sub-Advisory Agreement at their meeting held on June 15, 2009.  The Directors considered the New Sub-Advisory Agreement in connection with a change in the sub-adviser for the Turner Core Growth Fund from Turner to DSM.  In considering whether to approve the New Sub-Advisory Agreement, the Directors noted that MFIA was recommending the change of sub-adviser and the approval of the New Sub-Advisory Agreement as in the best interest of the Fund and its shareholders.  They also considered information provided by MFIA and by DSM.  In considering whether to approve the New Sub-Advisory Agreement, the Board of Directors, including the Independent Directors, did not identify any single factor as determinative.  Matters considered by the Directors, including the Independent Directors, in connection with their approval of the New Sub-Advisory Agreement included the following:

Capability, Nature, Extent and Quality of Services.  The Board reviewed in detail the nature and extent of the services to be provided by DSM under the terms of the New Sub-Advisory Agreement.  The Board considered the experience of DSM as an investment manager.  The Board concluded that the nature and extent of the services to be provided under the New Sub-Advisory Agreement were reasonable and appropriate in relation to the sub-advisory fees.  The Board also reviewed the personnel at DSM responsible for providing sub-advisory services to the Turner Core Growth Fund.  The Board concluded that DSM has the capability, resources and personnel necessary to manage the Turner Core Growth Fund and that the information provided supported the approval of the New Sub-Advisory Agreement.

Regulatory Compliance History.  The Board considered the regulatory compliance history of DSM.  The Board concluded that the information provided supported the approval of the New Sub-Advisory Agreement.

Investment Performance of the Fund.  The Board considered the information about the performance of DSM’s Large Cap Growth Strategy, including information that compared the performance of the strategy to the performance of the relevant benchmark, the Russell 1000 Growth Index.  DSM will use the large-cap growth strategy to manage the Fund.  The Board concluded that information provided supported the approval of the New Sub-Advisory Agreement.

Advisory Fees Payable.  The Board considered the advisory fees that would be payable to DSM.  The Board compared the level of the proposed advisory fee for the Fund against the advisory fees charged by funds in its peer group.  The Board also considered comparative total fund expenses of the Fund, taking into account the proposed increase to the advisory fee, compared to its respective peer group.  Information and charts showing advisory fees for comparable funds was presented to the Board.  The Board considered the profitability and fall-out benefits, if any, to be received by DSM.  The Board used this information as a guide to help assess the reasonableness of the Fund’s proposed advisory fee.  The Board noted that the advisory fees payable by the Fund were within the industry averages.  The Board noted that the Adviser has contractually agreed to reimburse the Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund’s annualized average daily net assets.  The Board concluded that the proposed advisory fees payable to DSM were fair and reasonable and supported the approval of the New Sub-Advisory Agreement.

Economies of Scale Realized as the Fund Grows.  The Board considered the benefit to investors of economies of scale.  The Board noted that DSM’s proposed advisory fee decreases at certain breakpoints.  Specifically, the Board noted that if average daily net assets in the Fund exceed $50 million, the advisory fee paid by the Fund will decrease from 0.65% to 0.60% of the average daily net assets.  If average daily net assets in the Fund exceed $100 million, the advisory fee paid by the Fund will decrease from 0.60% to 0.55% of average daily net assets.  The Board noted that as the assets in the Fund increase, fixed operating costs are spread over a larger asset base resulting in an overall reduced operating expense that is charged to shareholders.  The Board concluded that these economies of scale support the approval of the New Sub-Advisory Agreement.

Operating Expenses of the Fund.  The Board reviewed the operating expenses of the Turner Core Growth Fund.  The Board noted that in addition to MFIA’s advisory fee, the Fund is also responsible for payment of (i) sub-advisory fees; and (ii) a portion of the Company’s operating expenses.  The Board noted that MFIA has contractually agreed to reimburse the Fund for expenses (other than advisory fees, brokerage or other portfolio transaction expenses for litigation, indemnification or other extraordinary expenses) to the extent that they exceed 0.25% of the Fund’s annualized average daily net assets.  The Board concluded that MFIA’s contractual obligation to limit operating expenses is in the best interests of shareholders.  The Board concluded that the operating expenses of the Fund will continue to be fair and reasonable and support the approval of the New Sub-Advisory Agreement.

Brokerage Transactions.  The Board considered DSM’s brokerage arrangements on behalf of the Turner Core Growth Fund.  The Board concluded that brokerage fees to be paid by the Fund, DSM’s trading practices and its soft dollar usage support the approval of the New Sub-Advisory Agreement.

Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board concluded that it was in the best interest of the Fund’s shareholders to approve the New Sub-Advisory Agreement.  The Directors also considered other factors, including the fact that the Fund would likely incur expenses including portfolio transaction expenses, in connection with the change in sub-adviser to DSM.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the New Sub-Advisory Agreement with DSM should be approved for an initial two-year term commencing upon shareholder approval of the Amendment to the advisory agreement.

Restructuring Costs

DSM reviewed the existing portfolio holdings of the Turner Core Growth Fund to determine what holdings it expected to sell in order to realign the Fund’s portfolio to include securities DSM believed appropriate.  Brokerage costs related to these realignment transactions are estimated to be $40,000.

The New Sub-Advisory Agreement for the Turner Core Growth Fund does not require shareholder approval.  We are not asking you for a proxy on this matter.

OTHER INFORMATION

Information about the Company

The Company is an open-end management investment company established as a Maryland corporation on August 11, 1995.  The Company consists of four separate investment portfolios or funds (each a “Fund” and, collectively, the “Funds”), each of which is, in effect, a separate mutual fund.  Each Fund is an open-end management investment company and is diversified.  The Company issues a separate class of stock for each Fund representing fractional undivided interests in that Fund.  By investing in a Fund, an investor becomes entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund.  Likewise, an investor shares pro rata in any losses of that Fund.

Investment Adviser.  MFIA is the investment adviser of the Company.  MFIA is controlled by M Financial Holdings Incorporated, which owns 100% of the voting securities of MFIA.  MFIA was organized on September 11, 1995.  Although MFIA is not primarily responsible for the daily management of the Funds, it oversees the management of the assets of the Funds by each of the sub-advisers.  In turn, each sub-adviser is responsible for the day-to-day management of a specific Fund.

M Financial Holdings Incorporated does business under the name M Financial Group.  M Financial Group is engaged in providing product development and marketing support services for participating insurance agents, who, collectively, own a majority of the outstanding stock of M Financial Group.  As stockholders, they share in the profits of M Financial Group via periodic stock or cash dividends.  M Financial Group derives revenue from, among other things, investment advisory fees with respect to assets invested in the Company and receives from insurance carriers compensation based, in part, upon the volume of insurance premiums generated by its participating agents.  Clients should be aware that these direct and indirect compensation arrangements may create economic incentives which could influence recommendations for particular financial products or services (including the Funds).  These incentives include, but are not limited to, the following: (i) commissions or other compensation in respect of one particular financial service provider, product, investment, or service may exceed commissions or compensation payable in respect of a comparable provider, product or service; (ii) certain policy features or riders may involve commissions or compensation that differ from compensation payable in respect of “base” or standard contractual features; and (iii) products or services which provide revenue, including override commissions or potential reinsurance profits, to M Financial Group and could indirectly provide incentives to producers to recommend such products over similar products or services that do not provide revenue to M Financial Group.

Peter Mullin serves as a Director of the Company and is deemed to be interested because he owns or controls 27.9% (as of 6/30/09) of M Financial Holdings Incorporated, which controls MFIA.  Daniel F. Byrne, President of the Company, serves as President of MFIA; David Lees, Secretary and Treasurer of the Company, serves as Secretary and Treasurer of MFIA; Shannon Hartwell, Chief Compliance Officer of the Company, serves as Chief Compliance Officer of MFIA; and JoNell Hermanson, Vice President of the Company, serves as Vice President of MFIA.

Principal Underwriter.  M Holdings Securities, Inc., an affiliate of MFIA, is the Company’s principal underwriter.  The address of M Holdings Securities, Inc. is 1125 NW Couch St., Suite 900, Portland, OR 97209.

Administrator.  State Street Bank and Trust Company is the Company’s administrator. The address of State Street Bank and Trust Company is 200 Clarendon Street, Boston, MA 02116.

Outstanding Shares and Significant Shareholders.  Shareholders of record at the close of business on July 31, 2009 are entitled to notice of and to vote at the Meeting and any adjourned session.  Appendix C lists the total number of shares outstanding as of July 31, 2009 for each class of each Fund’s shares.  It also identifies holders, as of July 31, 2009, of more than 5% of any class of shares of each Fund, and contains information about the shareholdings in the Fund of the Directors and the executive officers of the Funds as of July 31, 2009.

Information About Proxies and the Conduct of the Meeting

Solicitation of Proxies.  Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mails by officers of the Funds or by employees or agents of MFIA and their respective affiliated companies.  In addition, Broadridge Financial Solutions, Inc. may be engaged to assist in the solicitation of proxies, at an estimated cost of approximately $31,000.

Costs of Solicitation.  The costs of the Meeting, including the costs of soliciting proxies, will be paid by the Funds.

Voting Process.  You can vote in any one of the following four ways:

•	By Internet — Use the Internet to vote by visiting www.proxyweb.com.

•	By telephone — Use a touch-tone telephone to call toll-free 1-888-221-0697, which is available 24 hours a day.

•	By mail — Complete and return the enclosed proxy card.

•	In person — Vote your shares in person at the Meeting.

Shareholders who owned shares of the Funds on the Record Date are entitled to vote at the Meeting. Shareholders are entitled to cast one vote for each share, and a proportionate fractional vote for each fractional share, owned on the Record Date.  Shares represented by duly executed and timely proxies will be voted as instructed on the proxy.  If you mail the enclosed proxy card and no choice is indicated for the proposal listed in the attached Notice of Meeting, your proxy will be voted in favor of the proposal.  Votes made through use of the Internet or by telephone must have an indicated choice in order to be accepted.  At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Company, (ii) by properly executing a later-dated proxy (by any of the methods of voting described above), or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

Tabulation of Proxies.  Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting (the “Tellers”).  For each of the Funds, thirty-three and 1/3 percent (33 1/3%) of the shares of the Fund outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and “broker non-votes,” as shares that are present and entitled to vote.  Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal.  “Broker non-votes” are proxies for shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Required Vote.  The vote required to approve Proposal 1 is the affirmative vote of a majority of the shares of each Fund voted in person or represented by proxy at the Meeting.  The vote required to approve Proposal 2 is the lesser of (1) 67% of the shares of the Turner Core Growth Fund that are present at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the Record Date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Turner Core Growth Fund outstanding on the Record Date.  If the required vote is not obtained for Proposal 2, the Directors will consider what other actions to take in the best interests of the Turner Core Growth Fund and its shareholders.

Shares of the Funds are legally owned by a limited number of insurance companies (see Appendix C).  However, those shares support the cash values of certain variable life insurance or variable annuity policies, and the owners of those policies can instruct the insurance companies on how to vote the shares attributable to their policies (this does not apply to shares owned by M Financial Holdings Inc. or M Life Insurance Co.).  Each insurance company will follow those instructions, and also vote shares for which no instructions are received, or abstain from voting, in the same proportion for which it has received instructions from other policy owners (this is called “echo voting”).  There is no quorum or minimum percentage or number of policy owner voting instructions that the insurance company must receive in order to use the echo voting procedure.  This means that a minority of policy owners (based on their cash values attributable to the Fund(s)) can determine the outcome of a vote.

The approval of a proposal by any Fund is not contingent upon the approval of the proposal by any other Fund’s shareholders.

Adjournments; Other Business.  In the event that a quorum is not present for purposes of acting on a proposal for a Fund, or if sufficient votes in favor of the proposal for a Fund are not received by the time of the Meeting, the persons named as proxies may propose that the Meeting be adjourned with respect to one or more Funds one or more times to permit further solicitation of proxies.  Any adjournment requires the affirmative vote of more than 50% of the total number of shares of the relevant Fund that are present in person or by proxy when the adjournment is being voted on.  The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment any proxy that directs them to vote against the proposal.  They will not vote any proxy that directs them to abstain from voting on the proposal.

The Meeting has been called to transact any business that properly comes before it.  The only items of business that the Directors expect will come before the Meeting are (Proposal 1) the election of Directors and (Proposal 2) the approval of an amendment to the advisory agreement for Turner Core Growth Fund.  If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Company has previously received written contrary instructions from the shareholder entitled to vote the shares.

Shareholder Proposals at Future Meetings.  The Company does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of a Fund must be received by the Fund in writing a reasonable amount of time before the Company solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

Certain Directors of the Company

No Directors have any substantial interest, direct or indirect, by security holdings or otherwise, in the election of Directors, amendment of the investment advisory agreement for the Turner Core Growth Fund or the new sub-advisory agreement for the Turner Core Growth Fund.

AUGUST [28], 2009

Appendix A

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

This Amendment (the “Amendment”) is made and entered into                   , 2009 among M Fund, Inc., a Maryland corporation (the “Fund”) and M Financial Investment Advisers, Inc., a Colorado corporation (the “Adviser;” and with the Fund, the “Parties”).

RECITALS

A.        The parties entered into an Investment Advisory Agreement dated September 1, 2001 (the “Agreement”).

B.        The parties desire to replace Turner Investment Partners, Inc. with DSM Capital Partners LLC as the sub-adviser to the Turner Core Growth Fund.

C.        As a result of the change in sub-adviser, the name of the Turner Core Growth Fund will be changed to the M Large Cap Growth Fund and the sub-advisory fees for such Portfolio will increase.

D.        The parties desire to amend the Agreement to provide for these changes.

AGREEMENT

1.         Amendment.

a.     The reference to the “Turner Core Growth Fund” in the third recital of the Agreement should be replaced with “M Large Cap Growth Fund”.

b.     The reference to the “Turner Core Growth Fund” on Schedule A should be replaced with “M Large Cap Growth Fund” and the corresponding Annual Rate of Compensation of  “0.45%” should be replaced with:

0.65% of the first $50 million
0.60% of the next $50 million
0.55% of amounts in excess of $100 million

2.         Other Provisions.  The provisions of the Agreement that are not amended by this Amendment remain unchanged and in full force and effect.

3.         Defined Terms.  All capitalized terms used, but not defined in this Amendment, have the definitions given them in the Agreement.

4.         Signatures.  This Amendment may be signed in counterparts.  A fax or portable document format (pdf) transmission of a signature page will be considered an original signature page.  At the request of a party, the other party will confirm a fax- or pdf-transmitted signature page by delivering an original signature page to the requesting party.

[This space is intentionally blank.]

The Parties have caused this AMENDMENT TO ADVISORY AGREEMENT to be executed by their duly authorized officers as of the day and year first written above.

M FUND, INC.

By: Daniel Byrne, President

M FINANCIAL ADVISERS, INC.

By: Daniel Byrne, President

Appendix B

M FUND, INC.

INVESTMENT SUB-ADVISORY AGREEMENT

For The

M LARGE CAP GROWTH FUND

THIS AGREEMENT made and entered into this     th day of           , 2009, by and between M Financial Investment Advisers, Inc., a corporation organized and existing under the laws of the State of Colorado (the “Adviser”), and DSM Capital Partners, LLC, a limited liability company organized and existing under the laws of the State of Delaware (the “Sub-Adviser”).

WHEREAS, M Fund, Inc., a Maryland corporation (the “Fund”), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is a series fund with a number of portfolios; and

WHEREAS, the Adviser is registered as an investment adviser pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”).

WHEREAS, the Adviser has entered or will enter into an Investment Advisory Agreement (the “Advisory Agreement”) with the Fund, pursuant to which the Adviser will act as investment adviser to the M Large Cap Growth Fund portfolio of the Fund (the “Portfolio”), which is a series of the Fund; and

WHEREAS, the Adviser, with the approval of the Fund, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of the Portfolio, and the Sub-Adviser is willing to render such investment advisory services.

WHEREAS, the Sub-Adviser is registered as an investment adviser pursuant to the Advisers Act.

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.             Duties of the Sub-Adviser.  Subject to supervision by the Adviser and the Fund’s Board of Directors (the “Board), the Sub-Adviser shall manage the investment operations of the Portfolio and the composition of the Portfolio, including the purchase, retention and disposition of securities and other assets, in accordance with the Portfolio’s investment objectives, policies and restrictions as stated in the Portfolio’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)           The Sub-Adviser shall provide supervision of the Portfolio’s investments and determine from time to time what investments and securities will be purchased, retained or sold by the Portfolio, and what portion of the assets will be invested or held uninvested in cash.

(b)           In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Fund’s Articles of Incorporation and Bylaws (as such terms are defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code (the “Code”) of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

(c)           The Sub-Adviser shall determine the securities to be purchased or sold by the Portfolio and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Portfolio’s Registration Statement (as defined herein) and Prospectus or as the Board of Directors or the Adviser may direct from time to time, in conformity with federal securities laws.  In executing Portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Portfolio the best overall terms available.  In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Sub-Adviser or an affiliate of the Sub-Adviser may exercise investment discretion.  The Sub-Adviser is authorized, subject to compliance with said Section 28(e), to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer — viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Portfolio.  The Sub-Adviser shall certify quarterly to the Fund as to the Sub-Adviser’s compliance with Section 28(e).  In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for the Portfolio’s portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Sub-Adviser) to take into account the sale of variable contracts investing through separate accounts in the Fund if the Sub-Adviser believes that the quality of the transactions and the commission are comparable to what they would be with other qualified firms.  In no instance, however, will any Portfolio’s securities be purchased from or sold to the Sub-Adviser, the Adviser, or any affiliated person of either the Fund, the Sub-Adviser or the Adviser, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act.

(d)           The Sub-Adviser shall maintain all books and records with respect to the Portfolio’s portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Adviser or Board such periodic and special reports as the Adviser or Board may reasonably request.

The Sub-Adviser shall keep the Portfolio’s books and records required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act.  The Sub-Adviser shall also furnish to the Adviser any other information that is required to be filed by the Adviser or the Fund with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Fund obtains from the SEC.  The Sub-Adviser agrees that all records that it maintains on behalf of the Portfolio are the property of the Portfolio and the Sub-Adviser will surrender promptly to the Portfolio any of such records upon the Portfolio’s request; provided, however, that the Sub-Adviser may retain a copy of such records.  In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor Sub-Adviser upon the termination of this Agreement (or, if there is no successor Sub-Adviser, to the Adviser).

(e)           The Sub-Adviser shall provide the Portfolio’s custodian on each business day with information relating to all transactions concerning the Portfolio’s assets and shall provide the Adviser with such information upon request of the Adviser.

(f)            The Sub-Adviser shall cooperate with the Adviser, its representatives, and any third party retained thereby upon the Adviser’s exercise of its right, granted hereby, to compel an audit of the Portfolio’s financial records, examine records of the Portfolio’s portfolio transactions, and/or make a copy of such records.

(g)           The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Fund.

(h)           The Sub-Adviser shall promptly notify the Adviser of any material financial condition affecting the Sub-Adviser that is likely to impair the Sub-Adviser’s ability to fulfill its commitments under this Agreement

(i)            Unless the Adviser advises the Sub-Adviser in writing that the right to vote proxies has been expressly reserved to the Adviser or otherwise delegated to another party, the Sub-Adviser shall exercise voting rights incident to any securities held in the Portfolio without consultation with the Adviser, provided that the Sub-Adviser will follow any written instructions received from the Adviser with respect to voting as to particular issues.  The Sub-Adviser shall further respond to all corporate action matters incident to the securities held in the Portfolio including, without limitation, proofs of claim in bankruptcy and class action cases and shelf registrations.  The Sub-Adviser shall provide to the Adviser the Portfolio’s proxy voting record as may be required to comply with all applicable regulatory disclosure and filing requirements.  The Sub-Advisor may sub-contract proxy voting and reporting services to Risk Metrics Group or a comparably recognized proxy voting service.

(j)            The Sub-Adviser shall timely provide such information and data as may be reasonably requested by the Adviser regarding the Sub-Adviser’s management of the Portfolio’s assets, including, but not limited to, semiannual written Portfolio manager commentary and analysis, portfolio holdings and positions, and country and industry diversification tables.

(k)           The Sub-Adviser shall provide to the Adviser in a timely manner, such information as is needed by the Fund to properly prepare registration statements, proxy statements, and other documents required by SEC rules and regulations, including but not limited to information required by Items 5(a), 14, and 15 of SEC Registration Statement Form N-1A.  The Sub-Adviser shall promptly, but in any event within five business days, inform the Adviser of any material change in such information.

(l)            The Sub-Adviser shall furnish the Adviser with any further documents, materials or information that Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser’s partners, officers or employees.

2.             Duties of the Adviser.  The Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement.

3.             Delivery of Documents.  The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

(a)           The Fund’s Articles of Incorporation, as filed with the Secretary of State of the State of Maryland (such Articles of Incorporation, as in effect on the date of this Agreement and as amended from time to time, are herein called the “Articles of Incorporation”);

(b)                                 Bylaws of the Fund (such Bylaws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “Bylaws”); and

(c)                                  The SEC Registration Statement for the Fund (the “Registration Statement”)

The Adviser shall furnish the Sub-Adviser with any further documents, materials or information that Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

4.                                       Compensation of the Sub-Adviser.  For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser shall pay to the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rates specified in Schedule A, which is attached hereto and made part of this Agreement.  The fee shall be calculated by applying a daily rate, based on the annual percentage rates as specified in Schedule A, to the average daily net assets of the Portfolio and shall be paid to the Sub-Adviser quarterly.  The Sub-Adviser may, in its discretion and from time to time, waive all or a portion of its fee.

5.                                       Limitation of Liability of the Sub-Adviser.  The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Portfolio or the Adviser in connection with performance of the Sub-Adviser’s obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser’s part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.  This provision shall survive termination of this Agreement.

Adviser shall reimburse, indemnify, and hold harmless Sub-Adviser, individually and as sub-adviser, of and from any and all expenses, losses, damages, liabilities, demands, charges, and claims of any kind or nature (including attorneys’ fees) whatsoever, arising from the operations and management of the Portfolio except where such expense, loss, damage, liability, demand, charge, or claim is the result of an occurrence described in the foregoing paragraph for which the Sub-Adviser is determined to be liable.

6.                                       Reports.  During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of the Portfolio, the Fund or the public that refer to the Sub-Adviser or its clients in any way prior to the use thereof and not to use such material if the Sub-Adviser reasonably objects to the use thereof in a writing received by the Adviser within five business days (or such other period as may be mutually agreed) after the Sub-Adviser’s receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients.  The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph.  Sales literature may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery.

During the term of this Agreement, the Sub-Adviser agrees to furnish the Adviser at its principal office all sales literature or other materials prepared for distribution to shareholders of the Portfolio, the Fund or the public that refer to the Adviser, its clients or the Fund in any way prior to the use thereof and not to use such material if the Adviser reasonably objects to the use thereof in a writing received by the Sub-Adviser within five business days (or such other period as may be mutually agreed) after the Adviser’s receipt thereof.  The Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Adviser, its clients or the Fund.  The Sub-Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Adviser or its clients in any way are consistent with those materials previously approved by the Adviser as referenced in the first sentence of this paragraph.  Sales literature may be furnished to the Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery.

7.                                       Representations of Sub-Adviser.      Sub-Adviser represents, warrants, and agrees as follows:

(a)                                  The Sub-Adviser (i) is registered as an investment adviser under Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify Adviser of the occurrence of any event that would disqualify Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)                                 The Sub-Adviser has adopted a written code of ethics (the “Sub-Adviser Code”) complying with the requirements of Rule 17j-1 under the 1940 Act, as may be amended from time to time, and, has provided the Adviser with a copy of the Sub-Adviser Code, together with evidence of its adoption.  The Sub-Adviser certifies that it has adopted procedures reasonably necessary to prevent “access persons” as defined in Rule 17j-1 (“Access Persons”) from violating the Sub-Adviser Code.  On a quarterly basis, the Sub-Adviser will either: (i) certify to Adviser that the Sub-Adviser and its Access Persons have complied with Sub-Adviser Code with respect to the Fund, or (ii) identify any material violations of the Sub-Adviser Code which have occurred with respect to the Fund.  In addition, the Sub-Adviser will furnish at least annually to Adviser and the Board a written report that (a) describes any issues arising under the Sub-Adviser Code since the last report to the Board, including, but not limited to, information about material violations of the Sub-Adviser Code with respect to the Fund and sanctions imposed in response to the material violations and (b) certifies that the Sub-Adviser has adopted procedures reasonably necessary to prevent Access Persons from violating the Sub-Adviser Code.

(c)                                  The Sub-Adviser has provided the Adviser, and the Adviser acknowledges having received, a description or copy of the Sub-Adviser’s policies and procedures for voting proxies relating to client securities and information concerning how they can obtain information concerning how the Sub-Adviser has voted proxies relating to securities held by the Fund.  The Sub-Adviser shall promptly, but in any event within five business days, inform the Adviser of any material changes to such policies and procedures.

(d)                                 The Sub-Adviser has adopted and implemented written policies and procedures pursuant to Rule 206(4)-7 under the Advisers Act (copies of which have been provided to the Adviser, receipt of which is hereby acknowledged by the Adviser, and which are subject to review and approval by the Adviser and the Board) reasonably designed to prevent violation, by the Sub-Adviser and its supervised persons, at all times of all applicable provisions of the Advisers Act, and any rules and regulations adopted thereunder.  The Sub-Adviser shall promptly, but in any event within five business days, notify the Adviser of any changes in the written policies and procedures.

(e)                                  The Sub-Adviser shall be responsible for ensuring that the Portfolio: (i) complies with the diversification requirements of Section 817(h) of the Code and regulations issued thereunder as these apply to separate accounts through which variable life insurance contracts and variable annuity contracts are issued, and (ii) continuously qualifies as a regulated investment company under Sub-Chapter M of the Code.

(f)                                    The Sub-Adviser shall be responsible for ensuring compliance, by itself and its supervised persons, with the provisions of the Registration Statement and the Articles and Bylaws of the Fund.

(g)                                 In order that the Board and the Fund’s chief compliance officer may fulfill their obligations under Rule 38a-1 under the 1940 Act (and in addition to, and without limiting, its duties and obligations under other provisions of this Agreement), the Sub-Adviser agrees that (i) the policies and procedures established by the Sub-Adviser for managing the Portfolio, including, but not limited to all policies and procedures designed to ensure compliance with applicable federal and state laws and regulations governing the Sub-Adviser/client relationship and management and operation of the Portfolio, shall be made available for inspection by the Adviser and its authorized representatives, including the Fund’s and the Adviser’s chief compliance officers, not less frequently than annually; (ii) the Fund’s chief compliance officer, and her (or his) agents and representatives, shall have reasonable access to the Sub-Adviser’s directors, officers, and employees, and reasonable access to the Sub-Adviser’s offices and facilities; and (iii) it will complete and promptly return to the Fund an annual due diligence questionnaire provided by the Fund.

8.                                       Nondisclosure.  The Sub-Adviser acknowledges it is subject to and will abide by Section 204A of the Advisers Act regarding the misuse of non-public information.

(a)                                  In addition to and without limiting the generality of the foregoing, the Sub-Adviser shall not, and shall cause its affiliates, officers, directors, employees and representatives not to, use or disclose any confidential or proprietary information of the Adviser or relating to the Fund (including, without limitation, any information or data with respect to the investment activities of the Fund or the terms of the Advisory Agreement) to any unaffiliated third party, or use the name of the Adviser or any of the Adviser’s subsidiaries or affiliates; provided, that the Sub-Adviser may disclose any confidential or proprietary information (i) with the prior written approval of Adviser or (ii) to a regulatory authority, so long as Sub-Adviser shall have given Adviser written notice of any such required disclosure at least five (5) business days prior to disclosure and agrees to assist the Adviser in obtaining a protective order or other similar relief.

(b)                                 The Adviser shall not, and shall cause its affiliates, officers, directors, employees and representatives not to, disclose confidential or proprietary information of the Sub-Adviser to any unaffiliated third parties; provided, that the Adviser may disclose any confidential or proprietary information regarding the Sub-Adviser (i) with the prior written approval of the Sub-Adviser or (ii) to a regulatory authority, so long as the Adviser shall have given the Sub-Adviser written notice of any such required disclosure at least five (5) business days prior to disclosure and agrees to assist the Sub-Adviser in obtaining a protective order or other similar relief; provided further, that the Adviser shall have the right to use the Sub-Adviser’s name in public relations and marketing material.

(c)                                  The foregoing restrictions shall not apply to any information that: (i) is or becomes a matter of general public knowledge without any violation of the Advisory Agreement on the part of the disclosing party; (ii) was available to a party or any of its affiliates, officers, directors, employees or representatives on a non-confidential basis prior to the disclosure of such information by the disclosing party; or (iii) comes into possession of a party hereto from any third party not affiliated with either party hereto properly in possession of such information and not known by such third party to have been obligated to keep such information confidential.

9.                                       Indemnification.  Subject to the provisions of Section 5 hereof, the Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) arising from or in connection with the performance by the

Sub-Adviser of its duties under this Agreement.  This provision shall survive termination of this Agreement.

10.                                 Duration and Termination.  This Agreement shall become effective upon its approval by the Fund’s Board of Directors and by the vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that at any time the Adviser shall have obtained exemptive relief from the SEC permitting it to engage a sub-adviser without first obtaining approval of the Agreement from a majority of the outstanding voting securities of the portfolio(s) involved, this Agreement shall become effective upon its approval by the Fund’s Board of Directors.  Any sub-adviser so selected and approved shall be without the protection accorded by shareholder approval of an investment adviser’s receipt of compensation under Section 36(b) of the 1940 Act, until such shareholder approval is obtained.

This Agreement shall continue in effect for a period of one year from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated (a) by the Portfolio at any time, without the payment of any penalty, by the vote of a majority of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Portfolio, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party, or (c) the Sub-Adviser at any time, without the payment of any penalty, on 90 days’ written notice to the other party. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Adviser’s agreement with the Fund.  As used in this Section 10, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

11.                                 Governing Law.  This Agreement shall be governed by the internal laws of the State of Maryland, without regard to conflicts of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

12.                                 Severability.  Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their permitted successors.

13.                                 Notice.  Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered by hand, transmitted by electronic facsimile, or mailed by registered, certified or overnight United States mail, postage prepaid, or sent by overnight delivery with a nationally recognized courier, addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:	M Financial Investment Advisers, Inc.
M Financial Plaza
1125 NW Couch Street, Suite
Portland, OR 97202
Attn: President

To the Sub-Adviser at:	DSM Capital Partners LLC
320 East Main Street
Mount Kisco, NY 10549

Each such notice, advice or report shall be effective upon receipt or three days after mailing.

14.                                 Entire Agreement.  This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

15.                               1940 Act.  Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

M FINANCIAL INVESTMENT	DSM CAPITAL PARTNERS, LLC
ADVISERS, INC.

By:	By:

Title: President		Title:

Schedule A

to the

Investment Sub-Advisory Agreement

between

M Financial Investment Advisers, Inc.

and

DSM Capital Partners, LLC

Pursuant to Section 4, the Adviser shall pay the Sub-Adviser compensation at an effective annual rate as follows:

Name of Portfolio	Annual Rate of Compensation

M Large Cap Growth Fund	0.50% on the first $50 million
0.45% on the next $50 million
0.40% on all assets thereafter

Appendix C

Shares Outstanding

(as of July 31, 2009)

Fund	Number of Shares Outstanding
Brandes International Equity Fund	27,571,033.865
Turner Core Growth Fund	8,222,699.039
Frontier Capital Appreciation Fund	7,486,270.565
Business Opportunity Value Fund	9,638,472.985

Control Persons and Principal Shareholders

Shares of the Funds will be owned by qualified pension plans, retirement plans, and insurance companies as depositors of separate accounts, which are used primarily to fund variable annuity contracts and variable life insurance contracts.  John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co. may each be deemed a control person of certain Funds in which their separate accounts hold more than 25% of the shares of such Funds.  As of July 31, 2009, the ownership of each Fund was as follows:

	Brandes International Equity Fund	Turner Core Growth Fund	Frontier Capital Appreciation Fund	Business Opportunity Value Fund
M Financial Holdings Inc.	0.00%	4.15%	0.00%	3.47%
M Life Insurance Co.	1.72%	3.81%	2.67%	3.65%
John Hancock Variable Life Insurance Co.	41.84%	44.08%	44.36%	36.65%
Pacific Life Insurance Co.	36.09%	38.46%	43.86%	44.62%
Pruco Life Insurance Company of Arizona	13.11%	2.92%	1.51%	3.37%
ING — Security Life of Denver	5.03%	2.74%	5.00%	4.27%
Lincoln National Life Insurance Co.	1.63%	3.04%	1.83%	2.83%
New York Life Insurance Co.	0.06%	0.04%	0.03%	0.06%
Nationwide Financial Services, Inc.	0.02%	0.06%	0.22%	0.10%
SunLife Insurance Co.	0.49%	0.71%	0.52%	0.97%

C-1

The addresses of each owner of the Funds’ shares are as follows:

M Financial Holdings Incorporated, and M Life Insurance Co., M Financial Plaza, 1125 NW Couch Street, Suite 900, Portland, OR 97209

John Hancock Variable Life Insurance Company, 529 Main Street, Charlestown, MA 02129

Pacific Life Insurance Co., 700 Newport Center Drive, Newport Beach, CA 92660

Pruco Life Insurance Company of Arizona, 213 Washington Street, Newark, NJ 07102

ING — Security Life of Denver, 1290 Broadway, Denver, CO 80203

Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, IN 46802

New York Life Insurance Company, 169 Lackawanna Avenue, Parsippany, NJ  07054

Nationwide Financial Services, Inc., One Nationwide Plaza 1-09-V3, Columbus, Ohio 43215

SunLife Insurance Co., One Sun Life Executive Park, SC1335, Wellesley Hills, MA 02481-5699

As of July 31, 2009, the officers and the members of the Board of the Company, as a group, owned less than 1% of the Funds’ total shares outstanding.

C-2

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING: THE PROXY STATEMENT IS AVAILABLE AT WWW.PROXYVOTE.COM/552748

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF SHAREHOLDERS

October 12, 2009

Proxy Card

BRANDES INTERNATIONAL EQUITY FUND

The undersigned revoke(s) all previous proxies and appoint(s) JoNell Hermanson, David Lees and Shannon Hartwell or either one of them, attorneys, with full power of substitution to vote all shares of the above referenced fund (Fund) of M Fund, Inc. that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of M Financial Investment Advisers, Inc., 1125 NW Couch Street, Suite 900, Portland, Oregon 97209, on Friday, October 12, 2009 at 10:00 a.m. Pacific time, and at any adjournments or postponements thereof.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

Proxy card must be signed and dated below.

Dated	2009

Signature(s) (if held jointly)	(Sign in the Box)

Note:  Please sign your name exactly as it appears in the registration.  If shares are held in the name of two or more persons, in whatever capacity, only ONE need sign.  When signing in a fiduciary capacity, such as executor or attorney, please so indicate.  When signing on behalf of an entity such as a partnership or corporation, please indicate title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.  As to any other matter, said attorneys will vote in accordance with their best judgment.  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

1.	ELECTIONS OF DIRECTORS
				FOR	WITHHOLD
	Nominees:			ALL	ALL
				Nominees	Nominees
	(01) Gerald Bidwell	(03) Philip Halpern	(05) Bruce W. Madding	☐	☐
	(02) Neil E. Goldschmidt	(04) Allan S. Bufferd	(06) Peter W. Mullin

(INSTRUCTION:  To withhold authority to vote for any individual nominee(s) write the number(s) on the line below.)

YOUR VOTE IS IMPORTANT.

PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING: THE PROXY STATEMENT IS AVAILABLE AT WWW.PROXYVOTE.COM/552748

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF SHAREHOLDERS

October 12, 2009

Proxy Card

FRONTIER CAPITAL APPRECIATION FUND

The undersigned revoke(s) all previous proxies and appoint(s) JoNell Hermanson, David Lees and Shannon Hartwell or either one of them, attorneys, with full power of substitution to vote all shares of the above referenced fund (Fund) of M Fund, Inc. that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of M Financial Investment Advisers, Inc., 1125 NW Couch Street, Suite 900, Portland, Oregon 97209, on Friday, October 12, 2009 at 10:00 a.m. Pacific time, and at any adjournments or postponements thereof.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

Proxy card must be signed and dated below.

Dated	2009

Signature(s) (if held jointly)	(Sign in the Box)

Note:  Please sign your name exactly as it appears in the registration.  If shares are held in the name of two or more persons, in whatever capacity, only ONE need sign.  When signing in a fiduciary capacity, such as executor or attorney, please so indicate.  When signing on behalf of an entity such as a partnership or corporation, please indicate title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.  As to any other matter, said attorneys will vote in accordance with their best judgment.  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

2.	ELECTIONS OF DIRECTORS
				FOR	WITHHOLD
	Nominees:			ALL	ALL
				Nominees	Nominees
	(01) Gerald Bidwell	(03) Philip Halpern	(05) Bruce W. Madding	☐	☐
	(02) Neil E. Goldschmidt	(04) Allan S. Bufferd	(06) Peter W. Mullin

(INSTRUCTION:  To withhold authority to vote for any individual nominee(s) write the number(s) on the line below.)

YOUR VOTE IS IMPORTANT.

PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING: THE PROXY STATEMENT IS AVAILABLE AT WWW.PROXYVOTE.COM/552748

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF SHAREHOLDERS

October 12, 2009

Proxy Card

BUSINESS OPPORTUNITY VALUE FUND

The undersigned revoke(s) all previous proxies and appoint(s) JoNell Hermanson, David Lees and Shannon Hartwell or either one of them, attorneys, with full power of substitution to vote all shares of the above referenced fund (Fund) of M Fund, Inc. that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of M Financial Investment Advisers, Inc., 1125 NW Couch Street, Suite 900, Portland, Oregon 97209, on Friday, October 12, 2009 at 10:00 a.m. Pacific time, and at any adjournments or postponements thereof.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

Proxy card must be signed and dated below.

Dated	2009

Signature(s) (if held jointly)	(Sign in the Box)

Note:  Please sign your name exactly as it appears in the registration.  If shares are held in the name of two or more persons, in whatever capacity, only ONE need sign.  When signing in a fiduciary capacity, such as executor or attorney, please so indicate.  When signing on behalf of an entity such as a partnership or corporation, please indicate title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.  As to any other matter, said attorneys will vote in accordance with their best judgment.  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

3.	ELECTIONS OF DIRECTORS
				FOR	WITHHOLD
	Nominees:			ALL	ALL
				Nominees	Nominees
	(01) Gerald Bidwell	(03) Philip Halpern	(05) Bruce W. Madding	☐	☐
	(02) Neil E. Goldschmidt	(04) Allan S. Bufferd	(06) Peter W. Mullin

(INSTRUCTION:  To withhold authority to vote for any individual nominee(s) write the number(s) on the line below.)

YOUR VOTE IS IMPORTANT.

PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING: THE PROXY STATEMENT IS AVAILABLE AT WWW.PROXYVOTE.COM/552748

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF SHAREHOLDERS

October 12, 2009

Proxy Card

TURNER CORE GROWTH FUND

The undersigned revoke(s) all previous proxies and appoint(s) JoNell Hermanson, David Lees and Shannon Hartwell or either one of them, attorneys, with full power of substitution to vote all shares of the above referenced fund (Fund) of M Fund, Inc. that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of M Financial Investment Advisers, Inc., 1125 NW Couch Street, Suite 900, Portland, Oregon 97209, on Friday, October 12, 2009 at 10:00 a.m. Pacific time, and at any adjournments or postponements thereof.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

Proxy card must be signed and dated below.

Dated	2009

Signature(s) (if held jointly)	(Sign in the Box)

Note:  Please sign your name exactly as it appears in the registration.  If shares are held in the name of two or more persons, in whatever capacity, only ONE need sign.  When signing in a fiduciary capacity, such as executor or attorney, please so indicate.  When signing on behalf of an entity such as a partnership or corporation, please indicate title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.  As to any other matter, said attorneys will vote in accordance with their best judgment.  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

1.	ELECTIONS OF DIRECTORS
				FOR	WITHHOLD
	Nominees:			ALL	ALL
				Nominees	Nominees
	(01) Gerald Bidwell	(03) Philip Halpern	(05) Bruce W. Madding	☐	☐
	(02) Neil E. Goldschmidt	(04) Allan S. Bufferd	(06) Peter W. Mullin

(INSTRUCTION: To withhold authority to vote for any individual nominee(s) write the number(s) on the line below.)

2.	APPROVAL OF AMENDMENT TO INVESTMENT ADVISORY AGREEMENT	FOR	AGAINST	ABSTAIN

	To approve an amendment to the Investment Advisory Agreement by and between M Financial Investment Advisers, Inc. and the Turner Core Growth Fund (to be renamed M Large Cap Growth Fund).	☐	☐	☐

YOUR VOTE IS IMPORTANT.

PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.